4. Risk management (Details Narrative) R$ in Thousands	12 Months Ended
Dec. 31, 2019 BRL (R$)
Foreign Exchange Risk [Member]
Disclosure of financial liabilities [line items]
Description of foreign exchange risk, financial Policy requirement	The Company to maintain a percentage of at least 70% of the dollar-denominated portion of net debt. If convenient, the company may maintain a percentage of more than 70%, although subject to a sensitivity analysis of key financial indicators and proof of the inexistence of significant risk of deterioration of these indicators.
Liquidity Risk [Member]
Disclosure of financial liabilities [line items]
Revolving credit facility	R$ 1,000,000
Revolving credit facility, expiration date	Expires in 2023.
Credit rRsk [member] | Cash and Cash Equivalents and Financial Investments [Member]
Disclosure of financial liabilities [line items]
Exposure to credit risk percentage	45.90%